                                                                    Exhibit 99.1

                                 FMC CORPORATION

                              LETTER OF TRANSMITTAL

                              Offer to exchange its
                     10 1/4% Senior Secured Notes due 2009,
           which have been registered under the Securities Act of 1933 for any and all of its
                outstanding 10 1/4% Senior Secured Notes due 2009

              Pursuant to the Prospectus, dated _____________, 2003

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     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M. NEW YORK
     CITY TIME, ON          , 2003, UNLESS THE OFFER IS EXTENDED (THE
     "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

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                  The Exchange Agent for the Exchange Offer is:

                       WACHOVIA BANK, NATIONAL ASSOCIATION

                      By Mail, Hand or Overnight Delivery:

                       Wachovia Bank, National Association
                        1525 West W.T. Harris Boulevard
                                   NC 1153 3C3
                            Charlotte, NC 28262-1153
                         Attn: Corporate Trust Operation

          By Facsimile (For Eligible Institutions Only): (704) 590-7628

                      Confirm by Telephone: (704) 590-7410

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

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     The undersigned acknowledges that he or she has received and reviewed the
Prospectus, dated         , 2003 (the "Prospectus"), of FMC Corporation, a
Delaware corporation (the "Issuer"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange up to $355,000,000 aggregate principal amount of its 10 1/4% Senior Secured Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of its 10 1/4% Senior Secured Notes due 2009 (the "Outstanding Notes") that were issued and sold in reliance upon an exemption from registration under the Securities Act.

     For each Outstanding Note accepted for exchange, the holder of such Outstanding Note will receive a New Note having a principal amount equal to that of the surrendered Outstanding Note.

     This Letter is to be completed by a holder of Outstanding Notes either if certificates are to be forwarded herewith or if a tender of certificates for Outstanding Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus and an Agent's Message (as defined herein) is not delivered. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Outstanding Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or before the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL,
                   INCLUDING THE INSTRUCTIONS TO THIS LETTER,
                     CAREFULLY BEFORE CHECKING ANY BOX BELOW

         List below the Outstanding Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate signed schedule affixed hereto.

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                    DESCRIPTION OF OUTSTANDING NOTES TENDERED

  Name(s) and Address(es) of Registered
  Holder(s) (Please fill in, if blank,                                                  Aggregate
  exactly as name(s) appear(s) on       Description of Outstanding    Certificate   Principal Amount   Aggregate Principal Amount of
  on Certificate(s))                          Notes Tendered          Number(s)*    of Certificate(s)   Outstanding Notes Tendered**
                                        --------------------------------------------------------------------------------------------

                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________

                                        ____________________________________________________________________________________________
                                                                                   Total Outstanding
                                                                                   Notes


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*    DOES NOT need to be completed by holders tendering Outstanding Notes by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Outstanding Notes evidenced by each certificate delivered to the Exchange Agent are being tendered hereby. See Instruction 4.

--------------------------------------------------------------------------------

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

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[_]  CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING

     Name of Tendering Institution(s) __________________________________________

     Account Number                   __________________________________________

     Transaction Code Number          __________________________________________

     By crediting Outstanding Notes to the Exchange Agent's Account at the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the holder of Outstanding Notes acknowledges receipt of the Letter and agrees to be bound by the terms of this Letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

[_] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

          Name of Registered Holder        _____________________________________

          Window Ticket Number (if any)    _____________________________________

          Date of Execution of Notice of Guaranteed Delivery    ________________

          Name of Eligible Institution that guaranteed delivery ________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

          Account Number                   _____________________________________

          Transaction Code Number          _____________________________________

[_] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

          Name:        _________________________________________________________

          Address:     _________________________________________________________

     If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for New Notes were acquired by it as a result of market-making or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

--------------------------------------------------------------------------------

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the aggregate principal amount of Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Notes as are being tendered hereby, and irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact to cause the Outstanding Notes to be assigned, transferred and exchanged.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Outstanding Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Outstanding Notes, and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuer. The undersigned hereby further represents that (1) any New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder; (2) it is not an "affiliate" of the Issuer as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act");
(3) it is not participating in, and does not intend to participate in, and has no arrangement or understanding with any person to participate in, a distribution of the Outstanding Notes or the New Notes; and (4) if such holder is a broker or dealer registered under the Exchange Act, it will receive the New Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities. Each broker-dealer referred to in clause (4) of the preceding sentence must acknowledge that it will deliver a prospectus in connection with any resale of such New Notes. The undersigned also warrants that acceptance of any tendered Outstanding Notes by the Issuer and the issuance of New Notes in exchange therefor shall constitute performance in full by the Issuer of certain of its obligations under the Registration Rights Agreement.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than (1) any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act and (2) any broker-dealer that purchases Outstanding Notes from the Issuer to resell pursuant to Rule 144A under the Securities Act ("Rule 144A") or any other available exemption), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes and are not participating in, and do not intend to participate in, the distribution of the New Notes. However, the Issuer does not intend to request the SEC to consider, and the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned acknowledges that any holder that is an affiliate of the Issuer, or is participating in or intends to participate in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, (1) could not rely on the applicable interpretations of the staff of the SEC and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

         The undersigned, if a California resident, hereby further represents and warrants that the undersigned (or the beneficial owner of the Outstanding Notes tendered hereby, if not the undersigned) (1) is a bank, savings and loan association, trust company, insurance company, investment company registered under the Investment Company Act of 1940, pension or profit-sharing trust (other than a pension or profit-sharing trust of the Issuer, a self-employed individual retirement plan or individual retirement account), or a corporation which has a net worth on a consolidated basis according to its most recent audited financial statement of not less than $14,000,000, and (2) is acquiring the New Notes for its own account for investment purposes (or for the account of the beneficial owner of such New Notes for investment purposes).

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated above maintained at the Book Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Outstanding Notes for any Outstanding Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Outstanding Notes Tendered."

--------------------------------------------------------------------------------
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)
--------------------------------------------------------------------------------

         To be completed ONLY if certificates for Outstanding Notes not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Outstanding Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.*

Issue New Debentures and/or Existing Debentures to:


________________________________________________________________________________
Name(s)  _______________________________________________________________________
                             (Please Type or Print)

Address  _______________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                               (Include Zip Code)

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               (Taxpayer Identification or Social Security Number)

                         (Complete Substitute Form W-9)
   * Credit unexchanged Outstanding Notes delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

  ---------------------------------------------------------------------------
          (Book-Entry Transfer Facility Account Number, if applicable)



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                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

     To be completed ONLY if certificates for Outstanding Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Outstanding Notes Tendered" on this Letter above.

Mail New Notes and/or Outstanding Notes to:

Name(s)    _____________________________________________________________________
                             (Please Type or Print)

Address    _____________________________________________________________________


________________________________________________________________________________


                               (Include Zip Code)
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                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

________________________________________________________________________________
________________________________________________________________________________

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

________________________________________________________________________________
________________________________________________________________________________
                              Signature(s) of Owner

Area Code and Telephone Number:   ______________________________________________

Date: __________________________________________________________________________

     If a holder is tendering any Outstanding Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):  ______________________________________________________________________
                             (Please Type or Print)
Capacity: ______________________________________________________________________

Address:  ______________________________________________________________________
                              (Including Zip Code)

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed
by an Eligible Institution: ____________________________________________________
                             (Authorized Signature)
Title:    ______________________________________________________________________

Name and Firm:  ________________________________________________________________

Date:     ______________________________________________________________________

________________________________________________________________________________

     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU HEREOF (TOGETHER WITH THE CERTIFICATES FOR OUTSTANDING NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

________________________________________________________________________________
                                 FMC CORPORATION
                                  INSTRUCTIONS
                          Forming part of the Terms and
                     Conditions of the offer to exchange its
                  outstanding 10 1/4% Senior Secured Notes due
                                      2009,
                             for any and all of its
                     10 1/4% Senior Secured Notes due 2009,
               which have been registered under the Securities Act

     1. Delivery of this Letter and Outstanding Notes; Guaranteed Delivery Procedures. This Letter is to be completed by Outstanding Note holders either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus and an Agent's Message is not delivered. Certificates for all physically tendered Outstanding Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or before the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Outstanding Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility and received by the Exchange Agent and forming a part of the Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from a participant tendering Outstanding Notes that are subject to the Book-Entry Confirmation and that such participant has received and agrees to be bound by this Letter and that the Issuer may enforce this Letter against such participant.

     Outstanding Note holders whose certificates for Outstanding Notes are not immediately available or who cannot deliver their certificates, Letter and all other required documents to the Exchange Agent on or before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Procedures for Tendering Outstanding Notes" section of the Prospectus. Pursuant to such procedures, (1) such tender must be made through an Eligible Institution (as defined herein),
(2) before the Expiration Date, the Exchange Agent must receive from such Eligible Institution a Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Outstanding Notes, the names in which the Outstanding Notes are registered, the amount of Outstanding Notes tendered and, if possible, the certificate number of the Outstanding Notes to be tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Outstanding Notes, or a Book-Entry Confirmation, together with a properly completed and duly executed Letter and any other required documents will be deposited by the Eligible Institution with the Exchange Agent, and (3) the certificates for all physically tendered Outstanding Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter and all other required documents, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     The method of delivery of this Letter, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received by the Exchange Agent. If Outstanding Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

     2. Partial Tenders (Not Applicable to Outstanding Note holders Who Tender by Book-Entry Transfer). If less than all of the Outstanding Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Outstanding Notes to be tendered in the box above entitled "Description of Outstanding Notes Tendered--Principal Amount Tendered." A reissued certificate representing the balance of untendered Outstanding Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     3. Signatures on this Letter; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered holder of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Outstanding Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder or holders of the Outstanding Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Outstanding Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

     If the New Notes and/or Outstanding Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note registrar for the Outstanding Notes, the signature in this Letter must be guaranteed by an Eligible Institution.

     Endorsements on certificates for Outstanding Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., or a clearing agency, insured credit union, a savings association or a commercial bank or trust company having an office or correspondent in the United States (each an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Outstanding Notes are tendered: (1) by a registered holder of Outstanding Notes (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (2) for the account of an Eligible Institution.

     4. Special Issuance and Delivery Instructions. Tendering holders of Outstanding Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Outstanding Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such Outstanding Note holder may designate hereon. If no such instructions are given, such Outstanding Notes not exchanged will be returned to the name or address of the person signing this Letter.

     5. Tax Identification Number. Federal income tax law generally requires that a tendering holder who is a U.S. person (or a U.S. resident alien) whose Outstanding Notes are accepted for exchange must provide the Issuer (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Issuer is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding of 30% of all payments made to the tendering holder or all reportable payments made after the exchange. More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. If withholding results in an overpayment of taxes, a refund may be obtained if timely filed.

     6. Federal Income Tax Withholding. To prevent backup withholding, each tendering holder of Outstanding Notes who is a U.S. person (or U.S. resident alien) must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that (1) the TIN provided is correct (or that such holder is awaiting a TIN), (2) that (A) the holder is exempt from backup withholding, or (B) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (C) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding, and (3) the holder is a U.S. person or U.S. resident alien. If such holder does not have a TIN, such holder should check the box in Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN. Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding of 30% of any payments made to the tendering holder will begin and continue until such holder furnishes its TIN to the Issuer.

     Exempt holders of Outstanding Notes (including, among others, corporations and certain tax exempt organizations) are not subject to these backup withholding and reporting requirements. If the tendering holder of Outstanding Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuer an appropriate completed Form W-8 (e.g., for W-8BEN, Form W-8IMY). These forms may be obtained from the Exchange Agent.

     In the case of a foreign tendering holder, even if such tendering holder has provided the required certification to avoid backup withholding, the Exchange Agent will withhold 30% of the gross payments made pursuant to the offer unless a reduced rate of withholding or an exemption from withholding is applicable.

     The Exchange Agent will withhold United States federal income taxes equal to 30% of the gross payments payable to a foreign tendering holder unless the Exchange Agent and we determine that (a) a reduced rate of withholding is available pursuant to a tax treaty or (b) an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. For this purpose, a "foreign tendering holder" is any holder that is not:

     .   a citizen or resident of the United States,

     . a corporation, partnership, or other entity created or organized in or under the laws of the United States, any State or any political subdivision thereof,

     . an estate, the income of which is subject to United States federal income taxation regardless of the source of the income, or

     . a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States persons who have the authority to control all of its substantial decisions.

     In order to obtain a reduced rate of withholding pursuant to a tax treaty, a foreign tendering holder must deliver to the Exchange Agent before any payment a properly completed and executed IRS Form W-8BEN with respect to the foreign tendering holder and, in the case of a foreign tendering holder that is neither an individual nor a corporation, the foreign tendering holder may be required to deliver both a Form W-8IMY and an appropriate Form W-8BEN or W-9 with respect to partners, members, beneficiaries or owners (and their beneficial owners) of the foreign stockholder. In order to obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a foreign tendering holder must deliver to the Exchange Agent before any payment a properly completed and executed IRS Form W-8ECI. The Exchange Agent and we will determine a holder's status as a foreign holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN, IRS Form W-8IMY, or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted. A foreign tendering holder who has not previously submitted the appropriate certificate of, or exemption from, withholding for which such stockholder may be eligible should consider doing so in order to avoid overwithholding. Backup withholding generally will not apply to amounts subject to the regular 30% withholding or a treaty-reduced rate of withholding.

     7. Transfer Taxes. The Issuer will pay all stamp or transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be issued in the name of any person other than the registered holder of the Outstanding Notes tendered, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter.

     8. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

     Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Outstanding Notes nor shall any of them incur any liability for failure to give any such notice.

     10. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

     12. Incorporation of Letter of Transmittal. This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through the Book-Entry Transfer Facility's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Outstanding Notes so tendered.

________________________________________________________________________________

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

________________________________________________________________________________

                   PAYOR: WACHOVIA BANK, NATIONAL ASSOCIATION

-----------------------------------------------------------------------------------------------------------------------------

         SUBSTITUTE                Part 1--Taxpayer Identification          TIN  ____________________________________________
          FORM W-9                 Number--for all accounts, enter                              (Social Security
                                   taxpayer identification                                          Number or
                                                                                                    Employer
                                                                                                  Identification
                                                                                                      Number)

                                  -------------------------------------------------------------------------------------------

   Department of the Treasury      Part 2--FOR PAYEES EXEMPT FROM BACKUP
    Internal Revenue Service       WITHHOLDING PLEASE WRITE "EXEMPT" HERE (SEE
                                   INSTRUCTIONS) __________________

                                  -------------------------------------------------------------------------------------------

   Payor's Request for Taxpayer    Part 3--Certification--UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on
      Identification Number        this form is my correct Taxpayer Identification Number (or I am waiting for a number to
            ("TIN")                be issued to me), (2) I am not subject to backup withholding because: (a) I am exempt
        and Certification          from backup withholding, or  (b) I have not been notified by the Internal Revenue Service
                                   (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person or U.S. resident alien.

                                  -------------------------------------------------------------------------------------------

                                   CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                                   SIGNATURE _____________________ DATE ______________

-----------------------------------------------------------------------------------------------------------------------------

   NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
            WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE
            EXCHANGE OFFER AND A $50 PENALTY TO THE IRS. YOU MUST COMPLETE THE
            FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A
            TAXPAYER IDENTIFICATION NUMBER.

-----------------------------------------------------------------------------------------------------------------------------

                                       CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service
Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the
Depositary within sixty (60) days for the date of this certification, the Depositary is required to withhold at a current rate of
30% on all cash payments made to me thereafter until I provide a number.

               _________________________________________________________     ______________________________________
                                     Signature                                               Date

-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor - Social Security Numbers (SSNs) have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers (EINs) have nine digits separated by only one hyphen: i.e, 00-0000000. The table below will help determine the number to give the payor.

------------------------------------------------------------------    --------------------------------------------------------------
                                   Give the NAME and                                                  Give the NAME and
 For this type of account:         SOCIAL SECURITY                     For this type of account:      SOCIAL SECURITY
                                   NUMBER of --                                                       NUMBER of --
------------------------------------------------------------------    --------------------------------------------------------------
 1.   One individual               The individual                      9.   A valid trust, estate,    Legal entity (Do not furnish
                                                                            or pension trust          the identifying number of the
 2.   Two or more individuals      The actual owner of the                                            personal representative or
      (joint account)              account or, if combined                                            trustee unless the legal
                                   funds, the first individual                                        entity itself is not
                                   on the                                                             designated in the account
                                   account (1)                                                        title.) (5)

 3.   Husband and wife (joint      The actual owner of the             10.  Corporate Account         The corporation
      account)                     account or, if combined
                                   funds, the first individual
                                   on the account (1)                  11.  Religious, charitable,    The organization
                                                                            educational organization

 4.   Custodian account of a       The minor (2)                       12.  Partnership account held  The partnership (6)
      minor (Uniform Gift to                                                in the name of the
      Minors Act)                                                           business

 5.   Adult and minor (joint       The actual owner of the             13.  Association, club or      The organization
      account)                     account or, if combined                  other tax-exempt
                                   funds, the first individual              organization
                                   on the account (1)

 6.   Account in the name of       The ward, minor, or                 14.  A broker or registered    The broker or nominee
      guardian or committee for a  incompetent (3)                          nominee
      designated ward, minor, or
      incompetent person

 7.   a. The usual revocable       The grantor-trustee (1)             15.  Account with the          The public entity
      savings trust (grantor is                                             Department of
      also trustee)                                                         Agriculture in the name
                                                                            of a public entity (such
                                                                            as a state or local
                                                                            government, school
                                                                            district, or prison) that
                                                                            receives agricultural
                                                                            program payments

      b. So-called trust account   The actual owner (1)
      that is not a legal or
      valid trust under state law

 8. Sole proprietorship account The owner (4) and single-member limited liability companies (LLCs)

------------------------

 (1)  List first and circle the name of the person whose number you furnish.
 (2)  Circle the minor's name and furnish the minor's SSN.
 (3) Circle the ward's name, the minor's name, or the incompetent person's name and furnish such person's SSN.
 (4) Show the name and social security or employer identification number of the owner. You may also enter your business or the "doing business as" name. In addition to entering the owner's name, single member LLCs must enter their name on the "doing business as" line.
 (5) List first and circle the name of the legal trust, estate, or pension trust.
 (6)  This also applies to LLCs with at least two members.

 NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Obtaining a number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), or Form W-7, Application for IRS Individual Taxpayer Identification Number, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on interest and dividend payments include the following:
   .  A corporation.
   .  A financial institution.
   . An organization exempt from tax under Section 501(a) or an individual retirement plan.
   .  The United States or any agency or instrumentality thereof.
   . A dealer in securities or commodities required to register in the U.S. or a possession of the U.S.
   .  A real estate investment trust.
   . A common trust fund operated by a bank under Section 584(a) of the Code. . An exempt charitable remainder trust, described in Section 664 of the
      Code, or a non-exempt trust described in Section 4947 of the Code.
   . An entity registered at all times under the Investment Company Act of 1940.
   .  A foreign central bank of issue.

Payments Exempt from Backup Withholding

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

   . Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
   . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
   . Payments of patronage dividends where the amount received is not paid in money.
   .  Payments made by certain foreign organizations.
   .  Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

   . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
   . Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
   . Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
   .  Payments on tax-free covenant bonds under Section 1451.
   .  Payments made by certain foreign organizations.
   .  Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYOR. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041(a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code.

Privacy Act Notice -- Section 6109 of the Code requires you to give correct taxpayer identification numbers to payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payors must be given the numbers whether or not recipients are required to file a tax return. Payors must generally withhold 30 % of taxable interest, dividend, and certain other payments to a payee who does not furnish a correct taxpayer identification number to a payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number -- If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding -- If you make a false statement with no reasonable basis that results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.